UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2025

Lexicon Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30111	76-0474169
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2445 Technology Forest Blvd., 11th Floor
The Woodlands, Texas 77381
(Address of principal executive offices and Zip Code)

(281) 863-3000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	LXRX	The Nasdaq Global Select Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Definitive Material Agreement

On June 2, 2025, our stockholders approved (a) an amendment to our 2017 Equity Incentive Plan increasing the total number of shares of our common stock that may be issued pursuant to stock awards granted under the plan from 55,000,000 to 75,000,000, all of which may be granted as stock options, and (b) an amendment to our 2017 Non-Employee Directors’ Equity Incentive Plan increasing the total number of shares of our common stock that may be issued pursuant to stock awards granted under the plan from 2,000,000 to 4,000,000.

The foregoing summary does not purport to be complete and is qualified in its entirety by our 2017 Equity Incentive Plan and 2017 Non-Employee Directors’ Equity Incentive Plan, each as amended, copies of which are attached to this report as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders

Our annual meeting of stockholders was held on June 2, 2025 to consider and vote on the following proposals. The voting results with respect to each matter are set forth below:

(1)	Election of Class I Directors
	Name of Director	For	Withheld	Broker Non-Votes
	Raymond Debbane	205,200,038	24,376,510	51,246,117
	Ivan H. Cheung	226,232,365	3,344,183	51,246,117

		For	Against	Abstain	Broker Non-Votes
(2)	Ratification and approval of the amendment to the Company’s 2017 Equity Incentive Plan	217,050,897	10,939,106	1,586,545	51,246,117
		For	Against	Abstain	Broker Non-Votes
(3)	Ratification and approval of the amendment to the Company’s 2017 Non-Employee Directors’ Equity Incentive Plan	220,279,044	8,172,361	1,125,143	51,246,117
		For	Against	Abstain	Broker Non-Votes
(4)	Approval of an amendment to the Company’s Sixth Amended and Restated Certificate of Incorporation to effect, at the discretion of the Company’s board of directors, a reverse split of its common stock, at a ratio within a range of 1-for-10 to 1-for-50, at any time prior to the Company’s 2026 annual meeting of stockholders and with the actual ratio to be determined within that range at the discretion of the Company’s board of directors	252,035,936	28,448,014	338,715	—

		For	Against	Abstain	Broker Non-Votes
(5)	Advisory vote to approve the compensation paid to the Company’s named executive officers	220,515,663	7,898,306	1,162,579	51,246,117
		For	Against	Abstain	Broker Non-Votes
(6)	Ratification and approval of the appointment of Ernst & Young LLP as Company's independent auditors for the fiscal year ending December 31, 2025	277,714,533	1,399,479	1,708,653	—

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description
10.1	—	2017 Equity Incentive Plan, as amended
10.2		2017 Non-Employee Directors’ Equity Incentive Plan, as amended
EX-104	—	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lexicon Pharmaceuticals, Inc.

Date: June 3, 2025	By:	/s/ Brian T. Crum
Brian T. Crum
Senior Vice President and General Counsel